UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                     --------------------------------------

         Date of Report (Date of earliest event reported): May 15, 2001

                                  SAWTEK INC.
             (Exact name of registrant as specified in its charter)

                                    Florida
                 (State or other jurisdiction of incorporation)

                                   000-28276
                             (Commission File No.)

                                   59-1864440
                       (IRS Employer Identification No.)

                             1818 South Highway 441
                             Apopka, Florida 32703
                    (Address of principal executive offices)

                                 (407) 886-8860
              (Registrant's telephone number, including area code)

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Item 5.       Other Events.

              Sawtek Inc. cancels its stock buy back program.

Item 7.       Financial Statements and Exhibits

Exhibit 99.1 Sawtek Inc. Press Release dated May 16, 2001: Sawtek Cancels Common Stock Buy Back Program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SAWTEK INC.

                                        By: /s/Raymond A. Link
                                            Raymond A. Link
                                            Sr. Vice President Finance and
                                             Chief Financial Officer

Exhibit 99.1


NEWS RELEASE
                                                  Contact: Ray Link
                                                  Sr.Vice President-Finance
                                                  Tel:  407/886-8860
                                                  Fax:  407/886-7061
                                                  E-mail: rl@sawtek.com


For Immediate Release

                  SAWTEK CANCELS COMMON STOCK BUY BACK PROGRAM

Orlando, Florida, May 16, 2001 ______ Sawtek Inc. (NASDAQ: SAWS) today announced that it has cancelled its previously announced stock repurchase program. Sawtek has not repurchased any shares under the program subsequent to those shares reported in its Form 10-Q for the quarter ended March 31, 2001.


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